SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported)  March 31, 1997


                      GLENBOROUGH REALTY TRUST INCORPORATED
             (Exact name of registrant as specified in its charter)


      Maryland                     33-83506                      94-3211970
   (State or other               (Commission                   (IRS Employer
   Jurisdiction of               File Number)                    I.D. Number)
   incorporation)

                      400 South El Camino Real, Suite 1100
                          San Mateo, California 94402
                     Address of principal executive offices


Registrant's Telephone number, including area code:   (415) 343-9300

                                       N/A
          (Former name or former address, if changes since last report)


                   This form 8-K contains a total of 6 pages.

                              No Exhibits Required

 Item 5.     Other Events

On April 23, 1997, the Registrant made available additional information concerning the Registrant, Glenborough Realty Trust Incorporated, and its operations for the period ended March 31, 1997, in the form of a Press Release, a copy of which is included as an exhibit to this filing.

Item 7.      Financial Statements and Exhibits

             Financial Statements:

                  None

             Exhibits:

                                                                 Page Number in
Exhibit No.  Description                                          This Filing

     99      Supplemental Information as of March 31, 1997              3


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                      GLENBOROUGH REALTY TRUST INCORPORATED



Date:   April 24, 1997                     By:    /s/ Andrew Batinovich
                                                  -------------------------
                                                  Andrew Batinovich
                                                  Executive Vice President,
                                                  Chief Financial Officer and
                                                  Chief Operating Officer
                                                  (Principal Financial Officer)

                      GLENBOROUGH REALTY TRUST INCORPORATED
                            400 SOUTH EL CAMINO REAL
                        SAN MATEO, CALIFORNIA 94402-1708
                          415-343-9300 FAX 415-343-9690

                                 PRESS RELEASE

FOR IMMEDIATE RELEASE                     CONTACTS:

                                          Robert Batinovich
                                          President and CEO
                                          Glenborough Realty Trust Incorporated
                                          415-343-9300

                                          Jennifer R. Wall
                                          Peter C. Harkins
                                          D.F. King & Co., Inc.
                                          212-269-5550

                 GLENBOROUGH REALTY TRUST INCORPORATED DECLARES
                           DIVIDEND OF $0.32 PER SHARE

        ANNOUNCES FIRST QUARTER FUNDS FROM OPERATIONS OF $0.42 PER SHARE

SAN MATEO, CALIFORNIA, APRIL 23, 1997 --- Glenborough Realty Trust Incorporated (NYSE: GLB), a diversified real estate investment trust, announced that its Board of Directors declared a dividend of $0.32 per share on April 22, 1997. This represents an annualized dividend of $1.28 per share and a yield of 6.3% based on the closing price of $20.375 on April 22, 1997.

At the same time the Company announced Funds From Operations ("FFO") of $0.42 per share for the first quarter, in line with consensus analyst estimates.

Glenborough's FFO for the first quarter of 1997 was $4.6 million, an 84% increase over 1996 first quarter FFO of $2.5 million. Per share FFO increased 5% to $0.42 per share from $0.40 per share for the same period in 1996. First quarter net income totaled $2.4 million, or $0.23 per share as compared to 1996 net income for the same period, excluding consolidation costs, of $1.3 million or $0.22 per share.

Revenue for the first quarter was $8.7 million which represents a 104% increase as compared to revenue of $4.3 million for the same period in 1996. The Company recorded increases in same property revenue in all segments of the portfolio in addition to the increase due to the acquisitions completed during the past three quarters.

Glenborough Realty Trust Incorporated
Page 2 of 4
April 23, 1997

For the first quarter of 1997, all segments of the portfolio recorded an increase in the same property net operating income. The overall increase in same property net operating income was 7% when compared to net operating income for the same period in 1996.

During the first quarter of 1997, the Company signed definitive agreements to acquire $287 million of real estate from seven sellers or selling groups and closed the $12,000,000 purchase of the Country Inn and Suites By Carlson in Scottsdale on February 28, 1997. During April, the Company closed the purchase of an additional $65 million of the planned acquisitions. The remaining acquisitions, not yet closed, include the acquisition of 27 properties from five funds managed by T. Rowe Price, six properties from partnerships managed by CIGNA affiliates and three hotels.

The completed acquisitions include the Ellis & Lane portfolio of 11 southern California properties, three properties from Lennar Partners, and Riverview Office Tower in Bloomington, MN.

On April 22, 1997 Glenborough's Board of Directors declared a dividend of $0.32 per share payable on May 13, 1997 to shareholders of record as of the close of business on May 2, 1997. Based on the April 22, 1997 closing price of $20.375 per share, the annualized dividend yield is 6.3%.

Certain statements in this release constitute "forward-looking statements" and involve risks, uncertainties and other factors which may cause the actual outcome to be materially different from the outcome expressed or implied by such statements. Such risks and uncertainties include general economic conditions, local real estate conditions, the performance of recently acquired properties, and other risks detailed from time to time in Glenborough's Securities and Exchange Commission filings.

Glenborough is a self-administered and self-managed REIT with a diversified portfolio of 70 properties including industrial, office, multifamily, retail and hotel properties. In addition, three Associated Companies control similarly diversified portfolios comprising 66 properties. Combined, the portfolios encompass 12 million square feet and are spread among 23 states throughout the country. Formed on December 31, 1995, Glenborough is organized under what is often referred to as an "UPREIT" structure which provides it with added flexibility to acquire additional properties or portfolios by exchanging partnership units for assets in tax-deferred transactions.

                               (TABLES TO FOLLOW)
                                     (MORE)

Glenborough Realty Trust Incorporated
Page 3 of 4
April 23, 1997
                      GLENBOROUGH REALTY TRUST INCORPORATED
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    (in thousands, except per share amounts)

                                                 For the Three Months Ended

                                             March 31, 1997     March 31, 1996
REVENUE
Rental revenue                                   $ 7,907           $ 3,589
Management fee income                                187                66
Interest and other income                            344               191
Equity in earnings of Associated Companies           145               425
Gain on payoff of note receivable                    154                --
   Total revenue                                   8,737             4,271

OPERATING EXPENSES
Operating expenses                                 2,382             1,017
General and administrative                           651               281
Depreciation and amortization                      1,537               897
Interest expense                                   1,573               722
   Total operating expenses                        6,143             2,917

Income from operations before minority interest    2,594             1,354
Minority interest                                   (231)             (101)
Net income excluding Consolidation costs           2,363             1,253
Consolidation costs                                   --             6,082
Litigation costs                                      --             1,155
Net income (loss) including Consolidation costs  $ 2,363           $(5,984)
Per Share Data:
  Net income excluding Consolidation costs          0.23              0.22
  Net income (loss) including Consolidation Costs   0.23             (1.04)

OTHER DATA
Income from operations before minority interest  $ 2,594           $ 1,354
Depreciation and amortization                      1,537               897
Gain on payoff of note receivable                   (154)               --
Adjustment to reflect FFO of Associated Companies    623               284
FFO                                                4,600             2,535
Amortization of deferred financing fees               64                36
Capital reserve                                     (531)             (239)
CAD                                              $ 4,133           $ 2,332

FFO per share                                       0.42              0.40
CAD per share                                       0.38              0.37
Primary weighted average shares outstanding   10,256,129         5,753,709
Fully diluted weighted average shares
   outstanding                                10,935,951         6,296,042

                                     (MORE)

Glenborough Realty Trust Incorporated
Page 4 of 4
April 23, 1997

                      GLENBOROUGH REALTY TRUST INCORPORATED
                           CONSOLIDATED BALANCE SHEETS
                                 (in thousands)


                                           March 31, 1997     December 31, 1996
                                            (unaudited)          (audited)

ASSETS
Properties, net                              $ 173,316          $ 161,945
Investment in Associated Companies               6,864              7,350
Investment in management contracts
  and other, net                                   289                322
Mortgage loans receivable                        3,454              9,905
Cash and cash equivalents                       42,603              1,355
Other assets                                     7,916              4,643

                                             $ 234,442          $ 185,520

LIABILITIES
Mortgage loans                               $  59,007          $  54,584
Secured bank line                                   --             21,307
Other liabilities                                3,354              3,198
   Total liabilities                            62,361             79,089

MINORITY INTEREST                                8,855              8,831

SHAREHOLDERS' EQUITY
Common Stock                                        13                 10
Additional paid-in capital                     172,257            105,952
Deferred Compensation                             (352)              (399)
Retained earnings                               (8,692)            (7,963)
   Total equity                                163,226             97,600

                                             $ 234,442          $ 185,520




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